UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2009

GSI COMMERCE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 491-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 27, 2009, GSI Commerce, Inc. (“GSI”) and Retail Convergence, Inc. issued a joint press release announcing that they had entered into the Agreement and Plan of Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On October 27, 2009, GSI will be making an investor presentation. A copy of GSI’s presentation materials, attached hereto as Exhibit 99.2, is incorporated herein by reference. Exhibits 99.1 and 99.2 are furnished and not filed.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by GSI and Retail Convergence, Inc. dated October 27, 2009
99.2	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:  /s/ Michael R. Conn

Michael R. Conn
Executive Vice President, Finance and
Chief Financial Officer

Dated: October 27, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by GSI and Retail Convergence, Inc. dated October 27, 2009
99.2	Presentation Materials